PROVISION FOR LITIGATION	9 Months Ended
Sep. 30, 2021
PROVISION FOR LITIGATION

12. PROVISION FOR LITIGATION

The Company is defending a legal claim against a subsidiary of the Company which is party to an action by a claimant in respect of damages under a property agreement regarding the La Antigua mineral concession (“La Antigua”), a non-material mineral concession within the Evolución Project. La Antigua is subject to an exploration and exploitation agreement with a purchase option (the “Antigua Agreement”) dated December 3, 2006 between San Pedro Resources SA de CV (“San Pedro”, now a subsidiary of Excellon) and the owner (the “Plaintiff”) that provides, among other things, for a minimum payment of $2.5 plus value added tax per month and the payment of a 3% NSR royalty. Pursuant to the Antigua Agreement, San Pedro has the right to purchase absolute title to La Antigua including the NSR royalty upon payment of $500. San Pedro was under no contractual obligation to put the mine into production and has not done so. The Plaintiff was initially awarded damages of $700 in the court of first instance in Torreón, Coahuila. Both San Pedro and the Plaintiff appealed the decision to the Second District State Court in the Judicial District of Torreón. That Court confirmed the initial decision but, subsequently, pursuant to an order obtained by the Plaintiff, granted the Plaintiff an award of $22,175 (the “Judgment”), which in the view of management is multiple times greater than any income the applicable NSR royalty could produce even in the event of commercial production. San Pedro’s appeal of this decision to the federal courts of Mexico was dismissed on July 1, 2021, a decision that was formally communicated to the Company in August 2021, and as the Judgment is not subject to further legal appeal in Mexico, the Company has recorded a Provision for litigation of $22,175 in Q3.

The Judgment is solely against San Pedro as defendant and the Company believes that the Plaintiff has no recourse against the Company’s other assets in Mexico (including Platosa), Idaho, Saxony or Canada. San Pedro is a wholly-owned, indirect subsidiary of the Company that holds the Miguel Auza processing facility and the original Miguel Auza mineral concessions, including the Evolución mineral resource. The book value of San Pedro’s assets included in the consolidated Statement of Financial Position of the Company is $5.0 million, including plant, property and equipment of $3.2 million, VAT recoverable of $1.4 million and materials, supplies and other of $0.4 million. The Platosa Mine is owned and operated by a separate subsidiary.

The Company continues to pursue avenues through our labour, community and government relationships and is investigating remedies under international law. In the interim, San Pedro continues to operate in the ordinary course and there is currently no impact to the operation of the Company’s business. As of the date of approval of these financial statements, San Pedro has not received any notice that the Plaintiff has initiated any insolvency proceedings or any enforcement proceedings that could result in San Pedro losing control of the toll milling operations.

Excellon Resources Inc.

Notes to the Condensed Consolidated Financial Statements

For the three and nine months ended September 30, 2021 and 2020

(in thousands of U.S. dollars, except share and per share data)